Exhibit 10.6




                         ENTERTAINMENT PROPERTIES TRUST




                                       and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.









--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                DECEMBER 3, 2003


--------------------------------------------------------------------------------

                               AMENDING AGREEMENT

     Amending Agreement dated December 3, 2003 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

         RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to the EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Mississauga Entertainment Centrum Purchase Agreement dated November 14, 2003 (the "PURCHASE AGREEMENT"); and

     (b) The Vendor and the Purchaser have agreed to extend the Closing Date and the Due Diligence Date in the Purchase Agreement on the terms and conditions set forth in this amending agreement.

          In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

SECTION 1 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 2 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a) The definition of "CLOSING DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "CLOSING DATE" means 10:00a.m. on Thursday, January 15, 2003 or such other date that is otherwise agreed to by the parties; and

     (b) The definition of "DUE DILIGENCE DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "DUE DILIGENCE DATE" means 5:00 p.m. (Toronto time) on the date which is the earlier of (i) the day after the date upon which EPR receives a commitment letter from its lender, and (ii) Friday, December 19, 2003.

SECTION 3 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Vendor, the Purchaser or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 5 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as the original signatures of the parties.


     IN WITNESS WHEREOF the parties have executed this Agreement as of the date hereof.


                                       ENTERTAINMENT PROPERTIES TRUST


                                       By:
                                          --------------------------------------



                                       By:
                                         ---------------------------------------


                                      EPR NORTH TRUST


                                      By:
                                         ---------------------------------------



                                       PENEX WINSTON LTD., in its capacities as general partner and nominee of Oakville Centrum Limited Partnership


                                       By:
                                          --------------------------------------



                                       By:
                                          --------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST




                                       and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.









--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                DECEMBER 19, 2003


--------------------------------------------------------------------------------

                               AMENDING AGREEMENT

     Amending Agreement dated December 19, 2003 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

     RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to the EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Mississauga Entertainment Centrum Purchase Agreement dated November 14, 2003, as amended by an amending agreement between the Purchaser, EPR and the Vendor dated December 3, 2003 (the "PURCHASE AGREEMENT"); and

     (b) The Vendor and the Purchaser have agreed to extend the Closing Date and the Due Diligence Date in the Purchase Agreement on the terms and conditions set forth in this amending agreement.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

SECTION 6 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 7 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a) The definition of "CLOSING DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "CLOSING DATE" means 10:00a.m. on Thursday, January 22, 2004 or such other date that is otherwise agreed to by the parties; and

     (b) The definition of "DUE DILIGENCE DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "DUE DILIGENCE DATE" means 5:00 p.m. (Toronto time) on Monday, January 5, 2004 or such other date that is otherwise agreed to by the parties.

SECTION 8 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Vendor, the Purchaser or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 9 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 10 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as the original signatures of the parties.


     IN WITNESS WHEREOF the parties have executed this Agreement as of the date hereof.



                                       ENTERTAINMENT PROPERTIES TRUST


                                       By:
                                          --------------------------------------



                                       By:
                                         ---------------------------------------


                                      EPR NORTH TRUST


                                      By:
                                         ---------------------------------------



                                       PENEX WINSTON LTD., in its capacities as general partner and nominee of Oakville Centrum Limited Partnership


                                       By:
                                          --------------------------------------



                                       By:
                                          --------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST




                                       and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.









--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                 JANUARY 5, 2004


--------------------------------------------------------------------------------

                               AMENDING AGREEMENT

     Amending Agreement dated January 5, 2004 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

     RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to the EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR" and together with the Vendor and the Purchaser, the "PARTIES"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Oakville Entertainment Centrum Purchase Agreement dated November 14, 2003, as amended by an amending agreement between the Parties dated December 3, 2003 and an amending agreement between the Parties dated December 19, 2003 (the "PURCHASE AGREEMENT"); and

     (b) The Parties have agreed to extend the Due Diligence Date in the Purchase Agreement on the terms and conditions set forth in this amending agreement.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the Parties agree as follows:

SECTION 11 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 12 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a) The definition of "DUE DILIGENCE DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "DUE DILIGENCE DATE" means 5:00 p.m. (Toronto time) on Friday, January 9, 2004 or such other date that is otherwise agreed to by the Parties.

SECTION 13 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Vendor, the Purchaser or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 14 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 15 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as the original signatures of the Parties.


     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date hereof.


EPR NORTH TRUST                          ENTERTAINMENT PROPERTIES TRUST


By:                                      By:
   --------------------------------         ------------------------------------



                                         PENEX WINSTON LTD., in its capacities
                                         as general partner and nominee of
                                         Oakville Centrum Limited Partnership


                                         By:
                                            ------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST




                                       and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.










--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                 JANUARY 9, 2004


--------------------------------------------------------------------------------

                               AMENDING AGREEMENT

     Amending Agreement dated January 9, 2004 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

     RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to the EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR" and together with the Vendor and the Purchaser, the "PARTIES"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Oakville Entertainment Centrum Purchase Agreement dated November 14, 2003 as amended by an amending agreement between the Parties dated December 31, 2003, an amending agreement between the Parties dated December 19, 2003, and an amending agreement between the Parties dated January 5, 2004 (collectively, the "PURCHASE AGREEMENT"); and

     (b) The Parties have agreed to extend the Closing Date and the Due Diligence Date in the Purchase Agreement on the terms and conditions set forth in this amending agreement.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the Parties agree as follows:

SECTION 16 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 17 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a) The definition of "CLOSING DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "CLOSING DATE" means 10:00a.m. on Tuesday, February 24, 2004, or such other date that is otherwise agreed to by the Parties; and

     (b) The definition of "DUE DILIGENCE DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "DUE DILIGENCE DATE" means 12:00p.m. (Toronto time) on Friday, January 16, 2004 or such other date that is otherwise agreed to by the Parties.

SECTION 18 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Parties or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 19 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 20 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as the original signatures of the Parties.


     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date hereof.


EPR NORTH TRUST                          ENTERTAINMENT PROPERTIES TRUST


By:                                      By:
   --------------------------------         ------------------------------------



                                         PENEX WINSTON LTD., in its capacities
                                         as general partner and nominee of
                                         Oakville Centrum Limited Partnership


                                         By:
                                            ------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST




                                       and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.










--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                JANUARY 16, 2004


--------------------------------------------------------------------------------




                               AMENDING AGREEMENT

     Amending Agreement dated January 16, 2004 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

     RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to the EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR" and together with the Vendor and the Purchaser, the "PARTIES"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Oakville Entertainment Centrum Purchase Agreement dated November 14, 2003 as amended by an amending agreement between the Parties dated December 3, 2003, an amending  agreement  between the Parties  dated  December 19, 2003, an amending agreement between the Parties dated January 5, 2004, and an amending agreement between the Parties dated January 9, 2004 (collectively, the "PURCHASE AGREEMENT"); and

     (b) The Parties have agreed to extend the Due Diligence Date in the Purchase Agreement on the terms and conditions set forth in this amending agreement.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the Parties agree as follows:

SECTION 21 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 22 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a) The definition of "DUE DILIGENCE DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "DUE DILIGENCE DATE" means 5:00 p.m. (Toronto time) on Wednesday, January 21, 2004 or such other date that is otherwise agreed to by the Parties.

SECTION 23 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Parties or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 24 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 25 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as the original signatures of the Parties.


     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date hereof.

EPR NORTH TRUST                          ENTERTAINMENT PROPERTIES TRUST


By:                                      By:
   --------------------------------         ------------------------------------



                                         PENEX WINSTON LTD., in its capacities
                                         as general partner and nominee of
                                         Oakville Centrum Limited Partnership


                                         By:
                                            ------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST




                                       and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.










--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                JANUARY 21, 2004


--------------------------------------------------------------------------------

                               AMENDING AGREEMENT

     Amending Agreement dated January 21, 2004 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

     RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to the EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR" and together with the Vendor and the Purchaser, the "PARTIES"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Oakville Entertainment Centrum Purchase Agreement dated November 14, 2003 as amended by an amending agreement between the Parties dated December 3, 2003, an amending  agreement  between the Parties  dated  December 19, 2003, an amending  agreement  between the  Parties  dated  January 5, 2004,  an amending agreement between the Parties dated January 9, 2004 and an amending agreement between the Parties dated January 16, 2004 (collectively, the "PURCHASE AGREEMENT"); and

     (b) The Parties have agreed to extend the Due Diligence Date in the Purchase Agreement on the terms and conditions set forth in this amending agreement.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the Parties agree as follows:

SECTION 26 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 27 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a) The definition of "DUE DILIGENCE DATE" in Section 1.1 of the Purchase Agreement is deleted and the following is substituted:

          "DUE DILIGENCE DATE" means 5:00 p.m. (Toronto time) on Friday, January 23, 2004 or such other date that is otherwise agreed to by the Parties.

SECTION 28 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Parties or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 29 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 30 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as the original signatures of the Parties.


     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date hereof.


EPR NORTH TRUST                          ENTERTAINMENT PROPERTIES TRUST


By:                                      By:
   --------------------------------         ------------------------------------



                                         PENEX WINSTON LTD., in its capacities
                                         as general partner and nominee of
                                         Oakville Centrum Limited Partnership


                                         By:
                                            ------------------------------------

                                     NOTICE

TO:      Penex Winston Ltd. (the "VENDOR")

FROM:    EPR North Trust (the "PURCHASER")

DATE:    January 23, 2004

--------------------------------------------------------------------------------

     This Notice is delivered to you pursuant to Section 8.2(a) of the Oakville Entertainment Centrum Purchase Agreement dated as of November 14, 2003 (as amended in accordance with the terms thereof, the "PURCHASE AGREEMENT") by and between the Vendor, the Purchaser and Entertainment Properties Trust. All defined terms set forth in this Notice shall have the respective meanings set forth in the Purchase Agreement.

     The Purchaser hereby acknowledges and confirms the following:

1. it has completed its due diligence relating to the Property, the Permitted Encumbrances, and the Mandatory Assumed Contracts to its satisfaction;

2. it is waiving its requirement to be satisfied with respect to any financing it requires to complete the purchase of the Purchase Assets;

3. it has satisfied itself that all consents necessary or appropriate to consummate the transactions contemplated in the Purchase Agreement have been, or will be obtained by Closing, save and except for the Land Lease Consent, which remain a condition to Closing as provided in Section 8.2(f) of the Purchase Agreement; and

4. it has determined that the transactions contemplated herein do not violate any law or regulation applicable to the Purchaser or EPR.

     Notwithstanding any of the foregoing, including the waiver in paragraph 2 above, the Vendor agrees by execution of this Notice that Closing is conditional on (i) the First Mortgage having been advanced to the Purchaser (which condition is for the exclusive benefit of the Purchaser), unless the failure to advance is as a result of the Purchaser's default of the terms of the commitment letter issued to it, and (ii) the Purchase Agreement being amended on the terms of the amending agreement respecting the Purchase Agreement substantially in the form circulated by Stikeman Elliott LLP on January 19, 2004 (the "AMENDING AGREEMENT").

     The Purchaser  agrees to cause EPR to purchase the Note issued  pursuant to
Section 3.5(1)(b) of the Purchase Agreement in exchange for that number of EPR common stock calculated in accordance with the following formula:

Number of EPR
common stock      =                   Canadian $8,368,708.00
                        --------------------------------------------------------
                         US $36.25 converted to Canadian dollars using the Bank of Canada Noon Rate on the Closing Date


     The Purchaser acknowledges that the Vendor's obligation to complete the transaction contemplated in the Purchase Agreement shall be conditional upon it obtaining approval from the Purchaser's lender with respect to the Covenant not to Encumber and Covenant not to Transfer, to be registered on title to the Property.

     The parties agree that Section 3.4(2) of the Purchase Agreement shall be amended to replace "Four Million Three Hundred Thousand ($4,300,000.00) Dollars" with "Five Million Five Hundred Thousand ($5,500,000.00) Dollars."

     Agreed to by the parties this 23rd day of January, 2004.


EPR NORTH TRUST                          ENTERTAINMENT PROPERTIES TRUST


By:                                      By:
   --------------------------------         ------------------------------------


                                         PENEX WINSTON LTD., in its capacities
                                         as general partner and nominee of
                                         Oakville Centrum Limited Partnership


                                         By:
                                            ------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST





                                      and




                                 EPR NORTH TRUST




                                       and




                               PENEX WINSTON LTD.









--------------------------------------------------------------------------------


                               AMENDING AGREEMENT

                                FEBRUARY 24, 2004


--------------------------------------------------------------------------------

                               AMENDING AGREEMENT

     Amending Agreement dated as of February 24, 2004 between Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust.

     RECITALS:

     (a) Penex Winston Ltd. (the "VENDOR") has agreed to sell, transfer, assign, set over and convey to EPR North Trust (the "PURCHASER"), an affiliate of Entertainment Properties Trust ("EPR" and together with the Vendor and the Purchaser, the "PARTIES"), the Property and certain related property and assets constituting the Purchase Assets upon the terms and conditions contained in the Oakville Entertainment Centrum Purchase Agreement dated as of November 14, 2003, as amended by amending agreements between the Parties dated December 3, 2003, December 19, 2003, January 5, 2004, January 9, 2004, January 16, 2004 and January 21, 2004 and the notice and amendment between the parties dated January 23, 2004 (the "PURCHASE AGREEMENT"); and

     (b) The Parties have agreed to amend certain terms and conditions of the Purchase Agreement, as set forth in this amending agreement.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the Parties agree as follows:

SECTION 31 DEFINED TERMS.

     Capitalized terms used in this amending agreement and not otherwise defined have the meanings specified in the Purchase Agreement.

SECTION 32 AMENDMENTS TO ARTICLE 1 OF THE PURCHASE AGREEMENT.

     Section 1.1 of the Purchase Agreement is amended effective as of this date as follows:

     (a)  The following definitions shall be added:

          (i) "EPR CANADA" means EPR Canada, Inc., the owner of the shares of the Nominee.

          (ii) "EPR STOCK" means that number of shares of common stock in EPR equal to Cdn.$8,368,708 divided by the Canadian Dollar equivalent of U.S.$36.25, using the exchange rate published as the noon rate by the Bank of Canada on the day prior to the Closing Date.

          (iii) "ESCROW AGENT" has the meaning given to it in Section 3.5(2).

          (iv) "FIRST MORTGAGEE" means the mortgagee under the First Mortgage.

          (v) "HEAD LEASED LIBERTY ITM LEASES" means the leases to Fusion Restaurants Oakville Inc. of the Gordon Biersch Brewery Restaurant and Cafe Tu Tu Tango restaurant at the Oakville Entertainment Centrum.

          (vi) "HEAD  LEASED  LIBERTY ITM SPACE" has the meaning  given to it in
               Section 6.11.

          (vii)"NOMINEE  INDEMNITY"  has  the  meaning  given  to it in  Section
               3.5(4).

          (viii) "NOMINEE PLEDGE" means a security interest in favour of the Vendor and the Other Vendors granted by EPR Canada in and to the shares of the Nominee and the Other Nominees, which security interest shall not be subordinate or postponed to any security interests in favour of the First Mortgagee.

          (ix) "NOTE PURCHASE AGREEMENT" means the agreement to be entered into between the Vendor, the Other Vendors and EPR on Closing pursuant to which the Vendor shall sell the Note to EPR in return for the issuance of the EPR Stock.

          (x) "OTHER NOMINEES" means the nominees which will hold legal title to the Other Properties for and on behalf of the Purchaser.

     (b) The following definitions and all references thereto in the Agreement shall be deleted:

          (i)  ACCELERATION,

          (ii) DISTRIBUTION,

          (iii) EXCHANGEABLE PREFERENCE SECURITIES,

          (iv) FIVE YEAR PAYMENT\STOCK ISSUANCE,

          (v)  LIMITED PARTNERSHIP,

          (vi) LIMITED PARTNERSHIP AGREEMENT,

          (vii) PREFERENCE SECURITIES EXCHANGE

          (viii) PREFERENCE SECURITIES EXCHANGE AGREEMENT, and

          (ix) DEFAULT LC.

     (c)  The following definitions shall be amended, as set out below:

          (i) "ADDITIONAL IMPROVEMENTS" shall be amended by adding the words "prior to Closing or" after the words "entered into" in the fourth line.

          (ii) "ANCILLARY AGREEMENTS" shall be amended by deleting reference to the Exchangeable Preferred Securities and the Limited Partnership Agreement and adding the words "the Note Purchase Agreement" after "Default and Security Agreement".

          (iii)"CLOSING DATE" shall be amended by substituting March 1, 2004 for February 24, 2004, and adding the following:

               "subject to extension as provided in Section 8.3".

          (iv) "EVENT" the definition is deleted and the following substituted in its place:

               " "EVENT" means:

               (A) a default by the Purchaser, EPR, the Nominee or the Other Nominees of their respective covenants and obligations under this Agreement, or any Ancillary Agreement, any of the Other Purchase Agreements or Other Ancillary Agreements, which has not been cured or disputed within ten (10) Business Days of delivery by the non-defaulting party of a notice alleging default, together with details of such default; or

               (B) a transfer or assignment of the Purchaser's beneficial interest in the Property or any of the Other Properties or the Nominee's registered interest in the Property or the Other Nominees' registered interest in any of the Other Properties, or a change in control of the Purchaser, other than a transfer or assignment to an affiliate of EPR which has assumed the obligations of the Purchaser or as collateral security in connection with the Permitted Financing; or

               (C) a default under the First Mortgage or other mortgage pursuant to the Permitted Financing, which has not been cured within the applicable cure period provided for in such First Mortgage; or

               (D) an Event of Insolvency in relation to the Purchaser, EPR, the Nominee or the Other Nominees;

                    provided that if there is any Dispute as to whether a Person is in default of its post-closing obligations pursuant to this Agreement or any Ancillary Agreement, notice of which has been delivered as provided in clause (A) of this definition, such Dispute shall be determined by way of arbitration pursuant to Section 10.1 of this Agreement, and only if such Person does not pay or perform as ordered by the arbitrator pursuant to such arbitration within ten (10) days of the order of the arbitrator or if the arbitrator determines that the default exists and same has not been rectified within ten (10) days, shall an "Event" have occurred."

          (v) "LEASED BUILT SPACE" "197,997 square feet" is hereby substituted in place of "216,211 square feet" and the following sentence is added: "The parties agree that "Leased Built Space" does not include the Head Leased Liberty ITM Space".

          (vi) "LEASED UNBUILT SPACE": "1,995 square feet" is hereby substituted in place of "NIL square feet".

          (vii)"LIBERTY ITM GUARANTEE": the definition is deleted and the following is substituted in its place:

               ""LIBERTY ITM GUARANTEE AGREEMENT" means an agreement in respect of the Liberty ITM Tenants to be delivered by the Vendor on Closing."

          (viii) "LIBERTY ITM TENANTS" means the restaurant tenants of the Property operating as Gordon Biersch, Cafe Tu Tu Tango and Wolfgang Puck.

          (ix) "NOTE":   the   definition   is  deleted  and  the  following  is
               substituted in its place:

               ""NOTE" means the promissory note to be issued by the Purchaser to the Vendor in partial payment of the Purchase Price, as provided in Section 3.5(1)(b), and to be transferred immediately after Closing to EPR in exchange for the EPR Stock as provided in the Note Purchase Agreement."

          (x)  "PLEDGE":   the  definition  is  deleted  and  the  following  is
               substituted in its place:

               ""PLEDGE" means a security interest granted by EPR in and to its interest in the Purchaser and in the shares of EPR Canada, the exercise of which, together with the exercise of the Nominee Pledge, will give the Vendor effective control of the Property subject only to the First Mortgage."

          (xi) "REGISTRATION RIGHTS AGREEMENT" the definition is deleted and the following is substituted in its place:

               ""REGISTRATION RIGHTS AGREEMENT" means an agreement to be entered into among, INTER ALIA, EPR, the Vendor and the Other Vendors, in connection with the EPR Stock."

          (xii) "UNLEASED BUILT SPACE": The following is added:

               The Head Leased Liberty ITM Space shall be considered Unleased Built Space for purposes of this Agreement and the Ancillary Agreements."

SECTION 33 OTHER AMENDMENTS TO THE PURCHASE AGREEMENT.

     The Purchase Agreement is amended effective as of this date as follows:

          (a)  Section 2.4 (2) is amended by adding the following:

               "The Purchaser's obligations to pay and indemnify in this Section 2.4(2) shall survive Closing. Furthermore, EPR agrees to indemnify and save the Vendor harmless from all costs, losses, damages and liabilities suffered or incurred by the Vendor as a result of the Purchaser's failure to fulfill any of such obligations, but not including any consequential damages, (the "EPR WITHHOLDING TAX INDEMNITY"), which EPR Withholding Tax Indemnity shall be embodied in a separate closing agreement."

          (b) The Base Purchase Price, as defined in Section 3.1, is hereby amended by deleting "Fifty Million, Seven Hundred and Seventy-Seven Thousand, and Eighty ($50,777,080.00) Dollars" and substituting in its place "Forty-Six Million, Six Hundred and Thirteen Thousand, One Hundred and Fifty-Seven ($46,613,157) Dollars".

          (c) Section 3.4(2) is amended by deleting "Four Million Three Hundred Thousand ($4,300,000) Dollars" and substituting in its place "Five Million Five Hundred Thousand Dollars ($5,500,000)".

          (d) Section 3.5(1)(b) is deleted and the following substituted in its place:

               "NOTE. As to the sum of Six Million Eight Hundred and Forty Thousand One Hundred and Twenty-Three ($8,368,708) Dollars, the Purchaser shall issue to the Vendor the Note, which shall immediately be exchanged for the EPR Stock."

          (e) Section 3.5(2) is hereby deleted and the following substituted in its place:

               "LEASED UNBUILT SPACE AND UNLEASED BUILT SPACE. In respect of the anticipated Additional Lease Adjustments in connection with the Leased Unbuilt Space and Unleased Built Space, on or before Closing, the Purchaser, the Vendor and Vendor's Solicitors, in their capacity as escrow agent (the "ESCROW AGENT") shall enter into an agreement (the "ESCROW AGREEMENT") pursuant to which the Purchaser shall deliver the sum of One Million, Five Hundred and Ninety-One Thousand, Four Hundred and Seventy-One ($1,591,471) Dollars, by way of a letter of credit in favour of the Vendor, issued by a Canadian chartered bank, in a form to be agreed upon prior to the Due Diligence Date (the "ESCROW LC") or by way of cash to be held in escrow by the Escrow Agent (the "ESCROW ACCOUNT") as security for the Purchaser's obligations to pay the Additional Lease Adjustments in respect of the Additional Leases for the Leased Unbuilt Space and Unleased Built Space (the Escrow LC and/or Escrow Account are hereinafter referred to as the "ESCROW FUND"). To the extent any Unleased Unbuilt Space becomes leased prior to Closing in accordance with the provisions of this Agreement (the "NEWLY LEASED SPACE"), the Escrow Fund shall be increased by an amount equal to the Lease NOI in respect of such Newly Leased Space capitalized at the rate of eleven (11%) percent (i.e. Lease NOI divided by .11). The Escrow Fund shall be reduced from time to time as the applicable Additional Lease Adjustments are made."

          (f) Section 3.5(3) is amended to remove reference to the Default LC and to delete "GP Pledge" and substituting "Nominee Pledge" in its place.

          (g) Section 3.5(4) is hereby deleted and the following substituted in its place:

               "Nominee Indemnity. EPR Canada shall agree to indemnify and save the Vendor harmless from all costs, losses, damages and liabilities suffered or incurred by the Vendor as a result of the Purchaser's or EPR's failure to observe or perform any of their respective covenants and obligations pursuant to this Agreement and the Ancillary Agreements (the "NOMINEE INDEMNITY"), which Nominee Indemnity shall be embodied in a separate closing agreement and shall be secured by the Nominee Pledge, but shall otherwise be non-recourse."

          (h)  The following is hereby added as Section 3.10:

               "VACANT SPACE SHORTFALL ADJUSTMENT: On each anniversary date of the Closing Date, commencing 12 months following the Closing Date, until the 5th anniversary date, the Vendor shall pay to the Purchaser an amount, in respect of the previous 12 months, equal to the lesser of: (i) the common area maintenance costs, including administrative and management fees, and property taxes (collectively, the "COSTS") in respect of such period attributable to the Unleased Built Space and any Unleased Unbuilt Space after it becomes Unleased Built Space during such period, until the date upon which such Space becomes leased and the tenants have taken occupancy of such Space and are obliged to pay the Costs under the applicable Lease (the "LEASE COMMENCEMENT DATE") (it being acknowledged that upon such Lease Commencement Date, such Space shall no longer be considered Unleased Built Space, even if it subsequently becomes vacant or if the Tenant is in default); and (ii) the total amount of the Costs in respect of the Property for such 12 month period less the aggregate of (x) the amount of the Costs in respect of the Property recovered by the Purchaser from the Tenants plus (y) the amount of the Costs that Tenants are required to pay during such period but are in default of paying. These amounts shall be determined annually and adjusted from time to time in the event that any Tenant successfully maintains a challenge of the amount of the Costs which it has paid under its Lease."

          (i) Section 5.1(2) is hereby amended as follows: The following shall be inserted after the first sentence:

               "The Vendor acknowledges that in accordance with certain criteria of the First Mortgagee, that have been agreed to prior to the Due Diligence Date, the approval of the First Mortgagee shall also be required in connection with certain proposed Leases. In such cases, the Purchaser and the Vendor shall cooperate to ensure that the First Mortgagee's approval is sought as expeditiously as possible, and, if it is refused unreasonably, to use commercially reasonable efforts to negotiate such refusal with the First Mortgagee. Subject to the foregoing, if approval of a Lease is refused by the First Mortgagee, the Vendor waives its rights to dispute such refusal and to arbitration in relation to such proposed Lease."

          (j)  A new Section 5.1(4) is added as follows:

               "(4) The Purchaser acknowledges and agrees that all Leases of Leased Unbuilt Space have been pre-approved by it and shall not require submission of Lease Proposals. The Purchaser further acknowledges and agrees that if the Vendor gives it Notice under the Liberty ITM Head Lease that it is proceeding with the signed Liberty ITM Tenant, the Lease to such Tenant has also been pre-approved and shall not require submission of a Lease Proposal.

          (k)  A new Section 5.6(3) shall be added as follows:

               "(3) The Vendor covenants and agrees to construct and/or complete construction of all Leased Unbuilt Space in accordance with the provisions of this Section 5.6." (l) Section 5.8(6) is deleted and the following substituted therefore:

               "The Purchaser shall make a Construction Advance to the Vendor on Closing in an aggregate amount of $1,836,400 on account of and allocated among the following Leases as follows:

                  LEASE                                       AMOUNT

                  Gordon Biersch                              $883,100

                  Cafe Tu Tu Tango                            $753,800

                  Thai Restaurant                             $199,500


          (m)  Section  6.2(b)  shall be amended by deleting  the portion of the
               second   sentence   following  the  definition  of  the  Property
               Management Indemnity and substituting the following for it:

               "shall include provisions with respect to such damages being satisfied, at the Vendor's option, by way of a direction to the Escrow Agent to reduce the Escrow Account by the amount of such damages and remit such amount to the Purchaser, or by way of a notice to the Purchaser to satisfy such amount out of the cash, letter of credit or escrowed shares held by the Purchaser as security pursuant to the Liberty ITM Guarantee Agreement, in which case the Vendor shall immediately replace such security."

          (n)  Section 6.2(e) is amended to remove reference to the Default LC.

          (o)  Section 6.4(1) is hereby deleted.

          (p) Section 6.6 is hereby deleted and the following substituted in its place:

               "COVENANT NOT TO ENCUMBER AND COVENANT NOT TO TRANSFER. The Vendor, Other Vendors, Purchaser, Nominee, Other Nominees, EPR Canada and EPR shall enter into an agreement which restricts the ability of the parties (other than the Vendor and Other Vendors) to transfer or encumber their respective interests in, inter alia, the Purchaser, Nominee, Other Nominees, Property, or Other Properties (the "COVENANT NOT TO ENCUMBER AND COVENANT NOT TO TRANSFER AGREEMENT"). The aforesaid agreement shall include the joint and several covenant of the Purchaser, Nominee and Other Nominees not to create or permit to be created mortgages or charges of their respective beneficial and registered interests in the Property and Other Properties beyond the lesser of (i) the amount permitted by the First Mortgagee from time to time, and
               (ii) the aggregate of: (A) One Hundred Twenty-Eight Million, Six Hundred Thousand dollars ($128,600,000), plus (B) 65% of the aggregate amount of the Special Adjustments paid to the Vendors from time to time pursuant to this Agreement and the Other Purchase Agreements (the "PERMITTED FINANCING"). The Nominee shall permit to be registered against title to the Property a covenant not to further encumber or transfer the Property without the consent of the Vendor (the "COVENANT NOT TO ENCUMBER/COVENANT NOT TO TRANSFER"), which shall be governed by the terms of the Covenant not to Encumber and Covenant not to Transfer Agreement. The Purchaser acknowledges and confirms that the foregoing does not constitute an illegal restraint on alienation of the Property."

          (q)  Section 6.7 shall be deleted and replaced with the following:

               "EPR SHELF REGISTRATION. EPR shall use best efforts to submit to the appropriate authorities an application for a shelf registration in respect of the EPR Stock prior to Closing and shall diligently pursue completion of such application following Closing in accordance with the Registration Rights Agreement."

          (r)  Section 6.9 shall be deleted and replaced with the following:

               "LIBERTY ITM GUARANTEE AGREEMENT. The Vendor shall enter into a guarantee agreement in respect of the Liberty ITM Tenants on Closing.

          (s)  A new section 6.11 shall be inserted as follows:

               "6.11 LIBERTY ITM HEAD LEASE.

               (i) The space at the Property leased to Fusion Restaurants Oakville Inc. ("FUSION OAKVILLE") carrying on business as Gordon Biersch Brewery Restaurant and Cafe Tu Tu Tango (collectively, the "HEAD LEASED LIBERTY ITM SPACE") shall, on Closing, be leased by the Purchaser to the Vendor (the "LIBERTY HEAD LEASES"), subject to the existing leases to Fusion Oakville, for a term ending on the earliest of (A) 5 years from Closing, (B) delivery of a notice as provided in clause (ii)(A) following, and (c) delivery and approval of a Lease Proposal with respect to a substituted tenant and on the date on which payment of the Special Adjustment with respect thereto was required to be made by the Purchaser. The Vendor shall pay rent pursuant to such Liberty Head Leases in the amount of $11 per square foot for such space, payable quarterly, plus additional amounts if any provided for in Section 3.10 for such Head Leased Liberty ITM Space. The Purchaser shall acknowledge that the Vendor may deal with Fusion Oakville with respect to the Leases for the Head Leased Liberty ITM Space in its sole discretion.

               (ii) When the  Vendor  submits  either  (A) a notice  that it has elected to put the applicable Liberty ITM Tenant into occupancy of the applicable Head Leased Liberty ITM Space, (in which case, the applicable Liberty ITM Tenant shall become a Tenant of the Purchaser and the Purchaser agrees to execute an agreement to lease with the Liberty ITM Tenant substantially in the form of the lease between the Vendor and the Liberty ITM Tenant at the Date of Closing), or (B) a Lease Proposal for a substituted tenant with respect to any of the Head Leased Liberty ITM Space which Lease Proposal is accepted and approved by the Purchaser as provided in
                    Section 5.2 hereof, the Purchaser shall pay the appropriate Special Adjustment as provided herein save and except that
                    (i) there shall be no Construction  Advance Adjustment,  and
                    (ii) there shall be an adjustment for any accrued and unpaid rent under the applicable Liberty Head Lease. Such Lease Proposal described in clause (B) above shall include a termination of the applicable Liberty Head Lease and the lease to Fusion Oakville. If the new lease in relation to such Lease Proposal is to a Liberty ITM Tenant, it shall be included under the Liberty ITM Guarantee."

          (t) The word "and" following 8.2(i) is hereby deleted and the word "and" is inserted following 8.2(j) and the following is hereby added as 8.2(k):

               "FINANCING. The First Mortgage shall have been advanced to the Purchaser on terms and conditions satisfactory to it, unless failure to advance is as a result of the default of the Purchaser."

          (u)  Section 8.3 is amended by adding the following:

               "Provided  that in the  event  that the  condition  set  forth in
               Section 8.2(k) is not satisfied or waived on Closing, the Closing Date shall be extended by 90 days to permit the Purchaser to seek satisfactory alternate financing, which the Purchaser shall use commercially reasonable efforts to secure."

          (v) Section 9.2 shall be amended by deleting references to the Limited Partnership in clause (j), adding "and the Nominee
               Pledge" to clause (m), deleting references to the Limited Partnership, the Unit Exchange, the Five Year Payment\Stock Issuance and the Acceleration in clause (p), and by deleting clauses (v) and (w).

          (w)  Section 9.2(z) is hereby amended by adding:

               "including the various indemnities contemplated by this Agreement and the Ancillary Agreements."

          (x)  Section   10.1(1)  is  hereby   deleted  and  the   following  is
               substituted in its place:

               "BEST EFFORTS TO SETTLE DISPUTES.

               In the event any dispute, claim, question or difference (a "DISPUTE") arises with respect to this Agreement or any of the Ancillary Agreements, or its performance, enforcement, breach, termination or validity, the Parties shall use their best efforts to settle the Dispute. To this end, senior officers of the Parties shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to all Parties. The foregoing will not preclude either Party from delivering a notice of default hereunder immediately upon the occurrence of a default."

          (y) Section 10.1(2) is hereby amended by deleting the first six lines and substituting the following in their place:

               "If there is a Dispute as to whether a Person is in default hereunder and if the Parties do not reach a solution pursuant to
               Section 10.1(1), then upon written notice by either Party to the other within ten (10) Business Days of a default, the Dispute may be finally settled by arbitration in accordance with the provisions of the ARBITRATIONS ACT (Ontario) and the INTERNATIONAL COMMERCIAL ARBITRATION ACT (Ontario) based upon the following:"

          (z) Section 10.5(1) is hereby amended to delete "GP Pledge" and replace it with "Nominee Pledge", and to delete clause (i) and substitute the following in its place:

               "(i) the Pledge and the Nominee Pledge to secure the  obligations of EPR and the Purchaser under this Agreement and the Ancillary Agreements; and"

                    and to delete clause (iii) and the final sentence of Section 10.5(1).

          (aa) Section 10.5(2) is amended by adding the following to clause (b) after "Guarantee":

               "Agreement and the Property Management Indemnity"

               and by deleting clauses (d), (e), (f) and (g) and substituting the following in place of clause (d):

               "(d) the Vendor may  exercise its rights under the Pledge and the
               Nominee   Pledge  as  provided   in  the  Default  and   Security
               Agreement."

          (bb) Section 10.5(3) is amended by deleting clauses (d) and (e) and substituting the following in place of (d):

               "(d) failure by EPR to complete its obligations pursuant to the Registration Rights Agreement resulting in the inability of the Vendors to trade the EPR Stock within the periods set out in the Registration Rights Agreement."

          (cc) Section 11.1 is hereby amended by deleting the first 5 lines and substituting the following in its place:

               "The Vendor shall indemnify and save the Purchaser harmless of and from any loss, liability, claim, damage or expense (including reasonable legal fees and disbursements), save and except for any consequential, indirect, exemplary, special or punitive damages, suffered by, imposed upon or asserted against the Purchaser as a result of, in respect of, in connection with, or arising out of, under or pursuant to:"

          (dd) Section 11.2(1) is hereby amended by deleting the first 4 lines and substituting the following in its place:

               "The Purchaser shall indemnify and save the Vendor harmless of and from any loss, liability, claim, damage or expense (including reasonable legal fees and disbursements), save and except for any consequential, indirect, exemplary, special or punitive damages, suffered by, imposed upon or asserted against the Vendor as a result of, in respect of, in connection with, or arising out of, under or pursuant to:"

          (ee) Section 11.2(2) is hereby amended by deleting the first 4 lines and substituting the following in its place:

               "EPR shall indemnify and save the Vendor harmless of and from any loss, liability, claim, damage or expense (including reasonable legal fees and disbursements), save and except for any consequential, indirect, exemplary, special or punitive damages, suffered by, imposed upon or asserted against the Vendor as a result of, in respect of, in connection with, or arising out of, under or pursuant to:"

          (ff) The last paragraph of Section 11.2(2) is hereby deleted and the following is substituted in its place:

               "Recourse against EPR pursuant to the indemnity in Section 11.2(2)(a) above shall be limited to the Pledge, except in connection with EPR's covenants, obligations and liability pursuant to the EPR Construction Indemnity, the EPR Servicing Indemnity, the EPR Withholding Tax Indemnity, the Note Purchase Agreement and the Registration Rights Agreement."

          (gg) Schedule "B" is hereby deleted.

          (hh) Schedule "E" is hereby deleted.

SECTION 34 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 35 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

     On and after this date, each reference in the Purchase Agreement to "this Agreement" and each reference to the Purchase Agreement in the Ancillary Agreements and any and all other agreements, documents and instruments delivered by the Vendor, the Purchaser or any other Person shall mean and be a reference to the Purchase Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 36 GOVERNING LAW.

     This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein

SECTION 37 COUNTERPARTS.

     This amending agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as the original signatures of the Parties.


     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date hereof.


EPR NORTH TRUST                          ENTERTAINMENT PROPERTIES TRUST


By:                                      By:
   --------------------------------         ------------------------------------



                                         PENEX WINSTON LTD., in its capacities
                                         as general partner and nominee of
                                         Oakville Centrum Limited Partnership


                                         By:
                                            ------------------------------------